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                                                                  EXHIBIT 99.(Q)

                             JOINT FILING AGREEMENT


     This Agreement is entered into by and among Coastal Capital Partners, L.P., a Delaware limited partnership, Coastal Capital Partners, Inc., a Delaware corporation, Philip L. Yang, Jr., an individual, Michael Y. Gan, an individual, Theresa C. Morris, an individual, and Donald M. Leibsker, an individual, and M. Douglas Caffey, an individual.

     Each of the persons named above hereby agrees that the Amendment No. 5 to
Schedule 13D of July 2, 1996 and to which this Agreement is attached as an exhibit, which is to be filed with the Securities and Exchange Commission, is to be filed on behalf of each such person.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement this 2nd day of July, 1996.


                                            COASTAL CAPITAL PARTNERS, L.P.


 /s/ Andrew K. Simpson                      By: Coastal Capital Partners, Inc.
- ----------------------------------------        as General Partner
Andrew K. Simpson, as attorney-
in-fact for Michael Y. Gan
                                            By: /s/ Andrew K. Simpson
                                                ------------------------------
                                                 Andrew K. Simpson
 /s/ Andrew K. Simpson                           Chief Executive Officer
- ----------------------------------------
Andrew K. Simpson, as attorney-
in-fact for Theresa C. Morris

                                            COASTAL CAPITAL PARTNERS, INC.

 /s/ Andrew K. Simpson
- ----------------------------------------
Andrew K. Simpson, as attorney-             By: /s/ Andrew K. Simpson
fact for Philip L. Yang                         ------------------------------
                                                Andrew K. Simpson
                                                Chief Executive Officer


 /s/ Andrew K. Simpson                          /s/ Andrew K. Simpson
- ----------------------------------------        -------------------------------
Andrew K. Simpson, as attorney-                 Andrew K. Simpson, as attorney-
fact for Donald M. Leibsker                     fact for M. Douglas Caffey